Income Taxes	6 Months Ended	12 Months Ended
	May 31, 2013	Nov. 30, 2012
Income Taxes

Note 4. Income Taxes

The income tax provision for the first half of fiscal 2013 and 2012 was as follows:

	Six months ended May 31,
	2013	2012
	(In millions)
Federal current expense	$5.7	$2.4
State current expense	1.7	1.1
Net deferred expense	1.6	2.1
Benefit of research credits	(2.0)	—

Total income tax provision	$7.0	$5.6

A valuation allowance has been recorded to offset a substantial portion of the Company’s net deferred tax assets at May 31, 2013 and November 30, 2012 to reflect the uncertainty of realization (see discussion below). As of November 30, 2012, the valuation allowance was $288.1 million. Deferred tax assets and liabilities arise due to temporary differences in the basis of assets and liabilities between financial statement accounting and income tax based accounting. Changes in these temporary differences cause an increase or decrease to income taxes payable; however, net deferred tax balances do not change in direct proportion to the changes in the income tax payable due to the valuation allowance. This causes income tax expense to be higher than the expected federal statutory rate of 35%.

A valuation allowance is required when it is more likely than not that all or a portion of deferred tax assets may not be realized. Establishment and removal of a valuation allowance requires management to consider all positive and negative evidence and make a judgmental decision regarding the amount of valuation allowance required as of a reporting date. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it is to support a conclusion that a valuation allowance is not needed.

The Rocketdyne Business acquisition could not be considered in the evaluation of the deferred tax asset valuation allowance prior to June 14, 2013 (closing date of the Acquisition). In the evaluation as of May 31, 2013, management has considered all available evidence, both positive and negative, including the following:

•	The Company’s recent history of generating taxable income which has allowed for the utilization of net operating loss credits and tax credit carryfowards;

•	The existence of a three-year cumulative comprehensive loss related to the Company’s defined benefit pension plan in the current and recent prior periods;

•

Projections of the Company’s future results which reflect uncertainty over its ability to generate taxable income principally due to: (i) increased periodic pension expense in fiscal 2013 due to a decline in the discount rate utilized to value the pension obligation associated with the Company’s defined benefit pension plan and (ii) the lack of objective, verifiable evidence to predict future aerospace and defense spending associated with the Budget Control Act of 2011, including which governmental spending accounts may be subject to sequestration, the percentage reduction with respect thereto, and the latitude agencies will have in selecting specific expenditures to cut.

As of May 31, 2013, the weight of the negative evidence, principally associated with the above uncertainties, outweighed the recent historical positive evidence regarding the likelihood that a substantial portion of the net deferred tax assets was realizable. Depending on the Company’s ability to continue to generate taxable income, and the resolution of the above uncertainties favorably, it is likely that the valuation allowance could be released during fiscal 2013, which would materially and favorably affect the Company’s results of operations in the period of the reversal. Management will continue to evaluate the ability to realize the Company’s net deferred tax assets and the related valuation allowance, including the impact of the Company’s recent acquisition of the Rocketdyne Business, on a quarterly basis.

Note 4.	Income Taxes

The Company files a consolidated U.S. federal income tax return with its wholly-owned subsidiaries. The components of the Company’s income tax provision (benefit) from continuing operations are as follows:

	Year Ended
	2012	2011	2010
	(In millions)
Current
U.S. federal	$10.9	$2.0	$(5.2)
State and local	3.8	4.2	3.1

	14.7	6.2	(2.1)

Deferred
U.S. federal	3.2	(0.4)	(0.8)
State and local	1.0	0.3	(1.0)

	4.2	(0.1)	(1.8)

Income tax provision (benefit)	$18.9	$6.1	$(3.9)

A reconciliation of the U.S. federal statutory income tax rate to the Company’s effective income tax rate on earnings from continuing operations is as follows:

	Year Ended
	2012	2011	2010
Statutory U.S. federal income tax rate	35.0%	35.0%	35.0%
State and local income taxes, net of U.S. federal income tax effect	20.4	29.9	93.7
Tax settlements and refund claims, including interest	—	3.5	(295.2)
Reserve adjustments	21.5	0.8	(0.6)
Valuation allowance adjustments	98.4	(44.0)	(146.3)
Unregistered stock rescission	1.7	3.3	13.8
Non-deductible convertible debt interest	21.5	31.6	124.5
Deferred net operating loss to additional paid in capital	23.0	2.1	—
Research credits	(75.3)	—	—
Benefit of manufacturing deductions	(9.5)	—	—
Other, net	6.5	5.3	(6.2)

Effective income tax rate	143.2%	67.5%	(181.3)%

The income tax provision of $18.9 million in fiscal 2012 is primarily related to: (i) current federal income taxes payable of $5.2 million; (ii) $3.0 million of current federal tax on earnings sheltered by net operating losses generated from equity based compensation, the benefit of which was recorded directly to equity; (iii) current change in the federal uncertain tax position reserve of $2.7 million; (iv) current state income taxes of $3.8 million; and (v) deferred taxes of $4.2 million, which represents the deferred tax expense from the tax amortization of goodwill plus the current period utilization of federal Alternative Minimum Tax (“AMT”) credits and California research and development credits.

The income tax provision of $6.1 million in fiscal 2011 is primarily related to: (i) current federal income taxes payable of $1.5 million; (ii) $0.2 million of current federal tax on earnings sheltered by net operating losses generated from equity based compensation, the benefit of which was recorded directly to equity; (iii) $0.3 million true-up of interest accrual on the pending federal refund claims filed in 2010; (iv) current state income taxes of $4.2 million; and (v) deferred tax benefits of $0.1 million from the increase in the federal AMT credits and California research and development credits, offset by deferred tax expense from the tax amortization of goodwill.

The income tax benefit of $3.9 million in fiscal 2010 is primarily related to the Company obtaining a Private Letter Ruling (“PLR”) from the Internal Revenue Service (“IRS”) allowing the Company to revoke its election made on the fiscal 2003 income tax return to capitalize and amortize certain research expenditures. The revocation is effective as of the fiscal 2007 income tax return, allowing a deduction on an amended fiscal 2007 tax return of the remaining unamortized balance. As a result of the PLR, an income tax benefit of $6.3 million was recorded. This is offset by federal AMT expense of $1.1 million and state income tax expense of $3.1 million. Additionally, the Company recorded a deferred tax benefit of $1.9 million relating to prior years offset by $0.1 million of deferred tax expense recorded for fiscal 2010.

A valuation allowance has been recorded to offset a substantial portion of the Company’s net deferred tax assets at November 30, 2012 and 2011 to reflect the uncertainty of realization. As of November 30, 2012 and 2011, the valuation allowance was $288.1 million and $211.1 million, respectively. A valuation allowance is required when it is more likely than not that all or a portion of deferred tax assets may not be realized. Establishment and removal of a valuation allowance requires management to consider all positive and negative evidence and make a judgmental decision regarding the amount of valuation allowance required as of a reporting date. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it is to support a conclusion that a valuation allowance is not needed. Additionally, in accordance with accounting standards, the effect of the Company’s proposed acquisition of the Rocketdyne Business has not been considered in its evaluation of the valuation allowance.

In this evaluation, management has considered all available evidence, both positive and negative, including the following:

•	The Company’s recent history of generating taxable income which has allowed for the utilization of net operating loss credits and tax credit carryfowards;

•	The existence of a three year cumulative comprehensive loss related to the Company’s defined benefit pension plan in the current and recent prior periods;

•

Projections of the Company’s future results which reflect uncertainty over its ability to generate taxable income principally due to: (i) increased periodic pension expense in fiscal 2013 due to a decline in the discount rate utilized to value the pension obligation associated with the Company’s defined benefit pension plan and (ii) the lack of objective, verifiable evidence to predict future aerospace and defense spending associated with the Budget Control Act of 2011, including which governmental spending accounts may be subject to sequestration, the percentage reduction with respect thereto, and the latitude agencies will have in selecting specific expenditures to cut.

As of November 30, 2012, the weight of the negative evidence, principally associated with the above uncertainties, outweighed the recent historical positive evidence regarding the likelihood that a substantial portion of the net deferred tax assets was realizable. Depending on the Company’s ability to continue to generate taxable income and the resolution of the above uncertainties favorably, it is possible that the valuation allowance could be released during fiscal 2013, which would materially and favorably affect the Company’s results of operations in the period of the reversal. Management will continue to evaluate the ability to realize its net deferred tax assets and related valuation allowance on a quarterly basis.

The Company is routinely examined by domestic and foreign tax authorities. While it is difficult to predict the outcome or timing of a particular tax matter, the Company believes it has adequately provided reserves for any reasonable foreseeable outcome related to these matters.

A reconciliation of the change in unrecognized tax benefits from December 1, 2009 is as follows (in millions):

Unrecognized tax benefits at December 1, 2009	$4.9
Gross decreases for tax positions taken in prior year	(0.1)

Unrecognized tax benefits at November 30, 2010	4.8
Gross increases for tax positions taken during the year	0.1
Gross decreases for tax positions taken in prior year	(0.4)

Unrecognized tax benefits at November 30, 2011	4.5
Gross increases for tax positions taken during the year	0.2
Gross increases for tax positions taken in the prior year	0.3
Gross decreases for tax positions taken in prior year	(0.1)

Unrecognized tax benefits at November 30, 2012	$4.9

As of November 30, 2012, the total amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate was $4.2 million. The Company recognizes interest and penalties related to uncertain tax positions in income tax expense. As of November 30, 2012, the Company’s accrued interest and penalties related to uncertain tax positions is $0.3 million. It is reasonably possible that a reduction of up to $1.3 million of unrecognized tax benefits and related interest may occur within the next 12 months as a result of the expiration of certain statute of limitations. The years ended November 30, 2008 through November 30, 2012 remain open to examination for U.S. federal income tax purposes. For the Company’s other major taxing jurisdictions, the tax years ended November 30, 2007 through November 20, 2012 remain open to examination.

Deferred tax assets and liabilities are as follows:

	As of November 30,
	2012	2011
	(In millions)
Deferred Tax Assets
Accrued estimated costs	$68.1	$55.0
Basis difference in assets and liabilities	30.1	32.6
Tax losses and credit carryforwards	24.9	40.5
Net cumulative defined benefit pension plan losses	175.5	95.7
Retiree medical and life benefits	30.1	31.0
Valuation allowance	(288.1)	(211.1)

Total deferred tax assets	40.6	43.7
Deferred Tax Liabilities
U.S. federal effect of state deferred taxes	10.6	15.6
Revenue recognition differences	26.1	22.1
Intangible basis differences	15.5	13.6

Total deferred tax liabilities	52.2	51.3

Total net deferred tax liabilities	$(11.6)	$(7.6)

The year of expiration for the Company’s state net operating loss carryforwards as of November 30, 2012 are as follows (in millions):

2013	$0.2
2014	1.7
2015	24.7
2016	28.9
2017	30.0
2018	48.3
2019	105.5

$239.3

Approximately $5.4 million of the state net operating loss carryforwards relate to the exercise of stock options the benefit of which will be credited to equity when realized. In addition, the Company has U.S. federal and state capital loss carryforwards of approximately $7.2 million and $1.4 million, respectively, which begin expiring in fiscal 2013.

The Company utilized all of its federal and California research and development credits in fiscal 2012. Additionally, the Company has a foreign tax credit carryforward of $0.5 million which will expire in fiscal 2013, if not utilized. These tax carryforwards are subject to examination by the tax authorities.